FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED CONSENT AND WAIVER

Dated as of May 29, 2015
among

GULFPORT ENERGY CORPORATION,
as Borrower,

THE BANK OF NOVA SCOTIA,
as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA,
as Sole Lead Arranger and Sole Bookrunner

AMEGY BANK NATIONAL ASSOCIATION,
as Syndication Agent

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED CONSENT AND WAIVER
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT AND WAIVER (this "Amendment") is entered into as of May 29, 2015, among GULFPORT ENERGY CORPORATION, a Delaware corporation ("Borrower"), THE BANK OF NOVA SCOTIA, as Administrative Agent ("Administrative Agent") and L/C Issuer, and the Lenders party hereto.
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, as amended by a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, and as amended by a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015 (collectively, the "Original Credit Agreement"); the Original Credit Agreement as amended and waived by this Amendment is referred to herein as the "Credit Agreement").
B.    Borrower has advised Administrative Agent that it intends to finance the purchase and construction of certain property and improvements to be used as an office building in Oklahoma City, Oklahoma by incurring Indebtedness of up to $30,000,000 in the aggregate, and incurring Liens on such office building and certain other assets securing such Indebtedness (collectively, the "Office Building Financing"). Borrower has requested the undersigned Lenders consent to the Office Building Financing pursuant to the terms hereof and grant a limited waiver of Sections 8.01 and 8.03 of the Original Credit Agreement and any other provisions of the Loan Documents that would otherwise prohibit the Office Building Financing.
C.    The parties desire to amend the Original Credit Agreement and the undersigned Lenders desire to grant the limited consent and limited waiver, each as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:
"Effective Date" means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

FOURTH AMENDMENT – Page 1

"Modification Papers" means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
2.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):
A.    Fourth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.
B.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
3.    Amendment to Original Credit Agreement. On the Effective Date, the definition of "L/C Sublimit" in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:
"'L/C Sublimit' means an amount equal to $150,000,000. The L/C Sublimit is part of, and not in addition to, the Aggregate Commitments."
4.    Limited Consent and Limited Waiver. Subject to the satisfaction of the conditions set forth in Section 2 above, the Administrative Agent and the undersigned Lenders hereby:
(a)    consent to (i) the incurrence by Borrower of Indebtedness in respect of the purchase and construction of land, improvements and fixtures in Oklahoma City, Oklahoma, to be used as of the date of this Amendment as an office building by Borrower, pursuant to documentation reasonably satisfactory to the Administrative Agent (the "Construction Loan Documents"), provided that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $30,000,000 (the "Construction Loan"), and (ii) the incurrence by Borrower of Liens securing the Construction Loan, provided that such Liens do not at any time encumber any property other than the property described as collateral in the Construction Loan Documents and additions and accessions thereto and proceeds thereof (the "Construction Collateral");
(b)    solely to effectuate the transactions described in Section 4(a) above, waive the provisions of Sections 8.01 and 8.03 of the Original Credit Agreement and any other provisions of the Loan Documents that might otherwise prohibit the occurrence of such transactions described in Section 4(a) above; and
(c)    during the period that the Construction Loan is secured by the Construction Collateral (and only during such period), release, waive and disclaim (i) any Lien on the Construction Collateral and (ii) any covenant or other requirement in the Loan Documents that a Lien be granted on the Construction Collateral to secure the Obligations, in each case notwithstanding any provisions in the Loan Documents that would purport to prohibit such release, waiver or disclaimer or that would require the grant or maintenance of a Lien against such assets to secure the Obligations.

FOURTH AMENDMENT – Page 2

This consent and this waiver are each limited and do not relate to any other covenants or provisions of the Original Credit Agreement or any other Loan Document. Other than as expressly set forth herein, the foregoing consent and waiver shall not constitute a waiver of any Default or Event of Default that is now in existence or that may hereafter occur, or any rights or remedies the Administrative Agent and the Lenders may have under the Original Credit Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies the Administrative Agent and the Lenders specifically reserve in accordance with the terms hereof.
5.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.
6.    No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
7.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended and waived hereby.
8.    Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

FOURTH AMENDMENT – Page 3

9.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
11.    Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned "Governing Law, Jurisdiction; Etc." and Section 11.16. of the Original Credit Agreement captioned "Waiver of Right to Trial by Jury" are incorporated herein by reference for all purposes.
12.    Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]

FOURTH AMENDMENT – Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.
BORROWER

GULFPORT ENERGY CORPORATION

By:    /s/ Aaron Gaydosik
Aaron Gaydosik
    Chief Financial Officer

FOURTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA,
as Administrative Agent and L/C Issuer

By:    /s/ Jay Salitza
Name:    Jay Salitza
Title:    Director

LENDERS:

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Jay Salitza
Name:    Jay Salitza
Title:    Director

FOURTH AMENDMENT – Signature Page S-2

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jill McSorley
Name:    Jill McSorley
Title:    Senior Vice President

FOURTH AMENDMENT – Signature Page S-3

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ George E. McKean
Name:    George E. McKean
Title:    Senior Vice President

FOURTH AMENDMENT – Signature Page S-4

CREDIT SUISSE AG,
Cayman Islands Branch,
as a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Karim Rahimtoola
Name:    Karim Rahimtoola
Title:    Authorized Signatory

FOURTH AMENDMENT – Signature Page S-5

IBERIABANK,
as a Lender

By:    /s/ Cameron D. Jones
Name:    Cameron D. Jones
Title:    Senior Vice President

FOURTH AMENDMENT – Signature Page S-6

ASSOCIATED BANK, N.A.,
as a Lender

By:    /s/ Kyle Lewis
Name:    Kyle Lewis
Title:    Assistant Vice President

FOURTH AMENDMENT – Signature Page S-7

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Matt Coleman
Name:    Matt Coleman
Title:    Director

FOURTH AMENDMENT – Signature Page S-8

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Christopher Lee
Name:    Christopher Lee
Title:    Vice President

FOURTH AMENDMENT – Signature Page S-9

COMPASS BANK,
as a Lender

By:    /s/ Kathleen J. Bowen
Name:    Kathleen J. Bowen
Title:    Managing Director

FOURTH AMENDMENT – Signature Page S-10

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Sandra Aultman
Name:    Sandra Aultman
Title:    Managing Director

FOURTH AMENDMENT – Signature Page S-11

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Nicholas T. Hanford
Name:    Nicholas T. Hanford
Title:    Vice President

FOURTH AMENDMENT – Signature Page S-12

BNP PARIBAS,
as a Lender

By:    /s/ Scott Joyce
Name:    Scott Joyce
Title:    Managing Director

By:    /s/ Julien Pecoud-Bouvet
Name:    Julien Pecoud-Bouvet
Title:    Vice-President

FOURTH AMENDMENT – Signature Page S-13